2020 ENVIRONMENTAL, SOCIAL AND GOVERNANCE REPORT Enterprise Financial Services Corp Creating Success by Prioritizing Community, Clients and the Environment

A MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER Guiding people to a lifetime of financial success has been the mission at Enterprise Financial Services Corp — the parent company of Enterprise Bank & Trust — since our founding. Embedded in this mission is our awareness of the importance of ensuring our communities and society are successful, and our environment thrives. Our goal with this Report is to provide insight and transparency into our efforts around environmental, social and governance issues, and to hold ourselves and our Company to a high level of accountability as we work to execute our mission. This Report is not comprehensive and will continue to be expanded over time. The disclosures in the Report have also been informed by the published guidance of our various institutional shareholders and their advisors. We appreciate each of these organizations for the role that they play in challenging our industry to think more critically about the symbiotic relationship with our communities and our world. At the time of this Report, an historic pandemic has impacted every element of our economy, and climate change looms large on the horizon as the next great challenge facing our world. As such, this Report describes a work in progress as we continually improve the effort needed to meet our commitment to sustainability. Achieving sustainability, however, requires a deep public commitment beyond our own efforts. We are, nonetheless, determined to do our part. Our belief is that this Report provides a deeper insight into who we are, as reflected in our engagement with our community and our environment. Just as we remain committed to always learning and improving in these areas, we are also committed to finding better ways to provide more transparency into our efforts. We plan to issue an ESG Report on an annual basis, and we are confident that we will challenge ourselves to be an even better partner to our communities and the world around us in the years to come. Jim Lally President & CEO Enterprise Financial Services Corp

TABLE OF CONTENTS Our Guiding Principles 03 I. ESG Governance 04 II. Pandemic Preparedness 06 III. Climate 12 IV. Additional Important Governance Policies 14 V. Community Involvement 22 VI. Human Capital 24 ENTERPRISE FINANCIAL SERVICES CORP 150 N. Meramec Avenue • Clayton, MO 63105 INVESTOR RELATIONS Keene Turner, Executive Vice President & CFO (314) 512-7233 MEDIA Karen Loiterstein, Senior Vice President of Marketing (314) 512-7141 CONNECT WITH US Facebook Instagram LinkedIn Twitter YouTube

ABOUT THIS REPORT Enterprise Financial Services Corp (“EFSC”) is the holding company for Enterprise Bank & Trust, a full-service financial institution offering banking and wealth management services to individuals and corporate customers primarily located in Arizona, California, Kansas, Missouri, Nevada and New Mexico. The terms “we,” “us,” “our,” “Enterprise” or the “Company” as used in this Report refer collectively to EFSC, together with its subsidiaries, including Enterprise Bank & Trust (the “Bank”), when or where appropriate. This Report is not comprehensive. It should be read in conjunction with EFSC’s 2020 Annual Report on Form 10-K and, in particular, the “Forward-Looking Statements” and “Risk Factors” sections of the 2020 Annual Report, together with other reports filed by EFSC with the Securities Exchange Commission. Get Our Annual Report

OUR GUIDING PRINCIPLES

# OUR GUIDING PRINCIPLES

We take great effort and pride in creating a strong culture. This begins with referring to our "employees" as associates. Additionally, we have a set of Guiding Principles that focus on our culture and decision-making. We work to exemplify these Principles through everyday behaviors, management practices and organizational norms. We utilize a variety of ways to reinforce these principles and to encourage and celebrate associates demonstrating these behaviors, including our Peer-to-Peer Recognition Program.

### OUR GUIDING PRINCIPLES ARE:

- Integrity
- Client Success
- Accountability
- Teamwork
- Diversity
- Continuous Improvement
- Balance
- Corporate Citizenship

ENTERPRISE Financial Services Corp

03

04 I. ESG GOVERNANCE Our commitment to sustainability begins with the Board of Directors of Enterprise (the “Board”). As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities.

ERM FRAMEWORK I. ES G G O V ER N A N C E 05 EFSC Board of Directors Risk Committee Risk Oversight Committee ESG Management Committee The Risk Committee of the Board is composed exclusively of independent directors and is responsible for the governance of our Enterprise Risk Management (“ERM”) framework and ESG policies and initiatives. The Risk Committee advises and informs the Board on all ESG matters,1 including sustainable management and oversight of climate- related risks. The Risk Committee also oversees the composition and activities of the Risk Oversight and ESG Management Committees, provides direction and makes ESG-related recommendations to management, and reviews and approves ESG disclosures. The ESG Management Committee is a cross-functional group of management associates which assists in developing, implementing and monitoring our ESG strategy. It is also responsible for implementing ESG initiatives and supporting our ESG strategy, including those related to climate-related risks. The Risk Oversight Committee has overall responsibility for monitoring our ERM framework. The ESG Management Committee Chair is a member of this committee and advises the committee on ESG matters. As our ESG protocol continues to mature, we expect it will become a significant component of our ERM framework. We also have policies and operational procedures designed to promote our sustainability efforts and increase the effectiveness of our risk governance framework. The most significant of these policies are described in more detail in Section IV - Additional Important Governance Policies on page 14. 1 Environmental, health and safety, corporate social responsibility, sustainability and other public policy issues

06 II. PANDEMIC PREPAREDNESS In 2020, the COVID-19 pandemic significantly changed the way Enterprise operates. By utilizing our Business Continuity Plan and Pandemic Plan, we have been able to successfully navigate the COVID-19 pandemic with no significant interruptions. While the challenges brought on by COVID-19 are, in many ways, novel, we know we must remain prepared to deal with future pandemics. Our plans used in responding to COVID-19 will form the basis for future responses to dangerous contagious diseases, should the need arise. Our continued priority throughout the current pandemic is to protect the health and safety of associates and clients while remaining operational. Using our Pandemic Plan as a guide, we created an internal task force to address the situation. As part of our pandemic response, we monitor federal, state and county government mandates in each market and determine the appropriate course of action based on that data, the specific situation and observations of the impact to our organization. This section is a summary of policies, procedures and efforts undertaken in response to the COVID-19 pandemic.

07 II. P A N D EM IC P R EP A R ED N ES S A. ASSOCIATE IMPACT Throughout the pandemic, the health, safety and well-being of our associates and their families has remained one of our top priorities. We have worked to ensure associates are supported and provide regular updates with respect to working remotely, along with tips and suggestions on how to remain healthy and safe with an emphasis on physical, mental and financial well-being. SALARIES AND BENEFITS — • There were no layoffs or pay reductions as a result of the pandemic in 2020. • Flexible work arrangements were provided to accommodate childcare and eldercare needs. • The Enterprise Cares: Associate Support Fund was established to provide short-term financial assistance to associates and their families who have been affected by the COVID-19 pandemic. • On-site essential associates (described below) received premium wages for a period of time. • A staffing contingency plan was implemented for on-site essential workers. Associates not scheduled to work on-site continued to receive full pay while handling reallocated job responsibilities that could be performed remotely. • Associates who were exposed to COVID-19 or who tested positive were granted pandemic-related paid time off to use instead of regular paid time off for sick days. This was designed to encourage associates to self-report and self-quarantine in order to reduce the potential of additional exposure to other on-site associates and to minimize related business interruptions. TRAINING — We moved from a blend of in-person training to a completely virtual learning platform utilizing existing software. This platform safely allows for continued investment in the professional development of associates while in a remote working environment. TECHNOLOGY — Prior to the pandemic, the majority of our associates already had Enterprise-issued laptops and video conferencing capabilities which enabled them to work remotely without significant technology/equipment delays or additional technology training. For those who did not, the complete rollout of laptops was prioritized to avoid any potential business interruption. B. PHYSICAL LOCATIONS TELECOMMUTING — In March 2020, we implemented a telecommuting protocol. All associates whose positions allowed them to work remotely were required to do so. APPROXIMATELY 70% of our associates worked remotely ON-SITE PRECAUTIONS — For associates unable to work remotely due to essential job functions requiring on-site attendance (“on-site essential”), we implemented rotating shifts to reduce associates’ exposure to others and to ensure adequate staffing in the event of any need for associates to quarantine or isolate due to potential or actual COVID-19 exposure. Associates are required to wear a face covering when on-site. At this time, our telecommuting protocol is expected to be in effect until at least May 31, 2021, as we continue to monitor the transmission of COVID-19 within our communities. Additionally, for the health and well-being of coworkers and clients, anyone with suspected exposure is not permitted to enter any of our facilities, and associates who meet certain criteria are required to self-quarantine for a time period consistent with applicable health guidance.

PHYSICAL LOCATIONS, Continued BRANCH LOCATIONS — As a further step to help protect the safety and health of our associates and clients and to minimize in-person contact per Centers for Disease Control and Prevention (“CDC”) recommendations, we implemented a system to provide clarity around necessary, in-market, client- facing meetings. We transitioned to a drive-up model at most of our branch locations, modifying many of our in-branch services and procedures to accommodate drive-thru service. We also established protocols to permit branch access for limited financial services that required in-person service, such as safe deposit box access. Clients were encouraged to use our Video Teller Machines as a convenient way to utilize banking services without entering a branch. The reopening of some of our lobbies was staggered beginning in September 2020. Decisions to reopen, and in some instances close, have been based on various metrics including regional positivity rates and number of new cases per day, the CDC infection rate data in each region and local health department guidelines. Cleaning protocol, plexiglass dividers, floor signage and other measures were implemented prior to reopening the lobbies. CONTACT TRACING — To help prevent the further spread of the virus and facilitate communication with associates, we implemented the following contact tracing protocol. • Daily Health Questionnaire On-site essential workers and other associates with the occasional need to be present in one of our facilities are required to complete a Daily Health Questionnaire prior to arrival at their work location, and managers of those associates are responsible for reviewing the completed questionnaires on a daily basis to ensure associates are not reporting to work with COVID-19 symptoms. • Exposure Reporting Our pandemic procedures closely follow state, local and CDC guidelines for determining when associates are in close contact with COVID-19 positive individuals and applicable notification and reporting requirements. Associates are required to report any confirmed, potential or suspected exposure to COVID-19 to their manager and complete a COVID-19 Associate Questionnaire immediately upon knowledge of such exposure. • Business Travel Nonessential business travel is generally prohibited, and essential business travel must be approved in advance by a member of senior management. In order to limit potential disruptions to business operations and to minimize transmission risk to other associates, those who are approved for travel are required to quarantine for a time period consistent with applicable health guidance and are not permitted to enter our facilities for a period of time prior to, and after returning from, travel. Associates are required to attest to the pandemic procedures on a monthly basis. II. P A N D EM IC P R EP A R ED N ES S 08

09 II. P A N D EM IC P R EP A R ED N ES S C. CLIENT ASSISTANCE To assist clients and our communities, we implemented several COVID-related loan programs and participated in the SBA Paycheck Protection Program. LOAN DEFERRAL PROGRAMS — In March 2020, we introduced several COVID-related loan programs focusing on solutions that offer temporary relief for those hit hardest by the pandemic. The relief programs were offered to impacted clients in all of our markets. • Consumer Loan Deferral Program This program allowed consumer clients whose loans met specific “good standing” criteria to request loan payment deferrals. • Credit Card Program Consumers and small-business clients were offered an option to defer certain credit card payments. • Small Business Loan Program This program provided existing business banking clients who met certain criteria the opportunity to obtain a fixed-rate working line of credit up to $25,000. • Commercial Loan Relief Program Other loan options were developed to provide relief for commercial clients most heavily impacted by the COVID-19 pandemic. • New Mexico Economic Development Fund Loans We also participated as a lender in the New Mexico Economic Development Department COVID loan program, a program designed to assist businesses seeking emergency loans or lines of credit to deal with the negative economic impacts from COVID-19. PAYCHECK PROTECTION PROGRAM (“PPP”) LOANS In 2020, we originated more than 3,900 PPP loans totaling over $859 million impacting approximately 93,000 jobs under the U.S. government’s loan guarantee and forgiveness program. We are also participating in the amended PPP program signed into law on December 27, 2020. For more information about our PPP efforts, see our Annual Report on Form 10-K.

10 II. P A N D EM IC P R EP A R ED N ES S D. DECISION-MAKING Members of the management team meet regularly to review strategic decisions and other issues related to the pandemic. This review includes the feedback provided from periodic surveys of associates, which are intended to identify areas of concern and improvement with respect to the pandemic and working remotely. The surveys include questions on the timeliness of decision-making and readiness for returning to in-person work. Loan approvals and many other internal approval processes were already performed electronically and, therefore, the timeliness of decisions was not significantly impacted by the pandemic or the remote working environment. Management also worked to quickly address significant gaps where this was not already being facilitated. E. FINANCIAL IMPACT The COVID-19 pandemic and resulting travel bans, closure of nonessential businesses, social distancing measures and government responses across the United States have had a profound impact on the global economy and financial markets, as well as how business has been conducted across all industries and has affected us and many of our clients. To the extent the economic impacts of the pandemic continue for a prolonged period and conditions stagnate or worsen, our provision for credit losses, noninterest income and profitability may be adversely affected. LOWER INTEREST RATES — In reaction to the COVID-19 crisis, the Federal Reserve reduced interest rates, which adversely impacted our net interest margin. EXPENSE IMPACT — Increased expenses associated with addressing the crisis were largely offset by reductions in travel and other similar expenses. ALLOWANCE FOR CREDIT LOSSES — As with most banks, we have increased our loss allowances in order to reflect the potential impact of the crisis on borrowers. PPP INCOME — We facilitated PPP loans to clients and other applicants in our markets. For this, we earned origination fees and interest income, which helped to mitigate some of the adverse impacts resulting from economic and other pandemic-related losses. CAPITAL — We expanded our regulatory capital during 2020 as a result of our earnings, while maintaining our per share common stock dividend rate of $0.18 per quarter. In addition, we fortified our capital base through the issuance of $63 million of subordinated debentures, as well as substantially increasing our allowance for credit losses. Refer to Risks Related to the Pandemic on pages 12–13 of our 2020 Annual Report on Form 10-K for more information on the impact of the pandemic to our business. Pages 34–36, 41, 44–46, 49, 89, 91 and 101 of our 2020 Annual Report on Form 10-K provide information on the impact of the pandemic to our financial results.

F. LONG-TERM IMPLICATIONS We have considered the possibility that the current pandemic or another pandemic could last years rather than months. The primary risks associated with a long-term pandemic center around the economic consequences to our clients, our physical infrastructure and the health and safety of our associates. These risks are mitigated by our decision to maintain a broad client base across many different industry sectors and markets and our ability to remain productive in a remote working environment. Currently, we operate 39 branch offices in Arizona, California, Kansas, Missouri, Nevada and New Mexico, and have a limited network of SBA loan production and deposit production offices. Based on our experience with the COVID-19 pandemic, we are considering a long-term scenario that provides associates with more flexibility around their physical work setting while decreasing our infrastructure costs and/or creating further scale with the same footprint. We are evaluating various alternative working arrangements such as permanent or blended remote working arrangements for certain associates as well as additional office hoteling for others. These potential changes to our long-term working arrangements may result in decreases in infrastructure costs and increases in costs related to technology and equipment necessary to support permanent remotely working associates. 11 II. P A N D EM IC P R EP A R ED N ES S

12 III. CLIMATE We understand climate change may present certain risks to our business. With the oversight of our Board and the Risk Committee, we are beginning to formulate processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. As we continue to work to understand the risks and expand on and enhance our climate response, we may include specific climate change considerations into our risk management protocol, strategic planning, organizational goals and operational procedures. While we have not experienced material losses from climate change, we are aware of the potential impact to us and our clients and are taking steps, where appropriate, to mitigate the risks. For instance, the risk to our physical infrastructure from extreme weather conditions is mitigated by appropriate insurance coverage and business continuity planning. The risk to collateral in our loan portfolios from extreme weather conditions is mitigated by compliance with flood and mortgage hazard insurance coverage, as well as other insurance coverage as applicable. Additionally, we are working to understand and to establish a monitoring framework for particular industries that may be more substantially impacted by climate change in connection with our lending activities. These practices are designed to help insulate Enterprise from potential material climate- related losses. In anticipation of an increased impact from climate change, we will continue to work to manage our exposure and our risk. For a full discussion of risks to our business, see “Risk Factors” in our Annual Report on Form 10-K, including climate-related risk on page 25, which can be viewed online.

13 III. C LIM A TE GOVERNANCE, METRICS AND TARGETS The Risk Committee continues to assess ways to identify and manage the risks posed by climate change to our business. As part of our ESG structure, the ESG Management Committee is responsible for developing, recommending and implementing our climate-related strategy and apprising the Risk Committee of the information necessary to make informed decisions regarding our climate change response. The ESG Management Committee is also tasked with the responsibility of formulating appropriate metrics and targets by which the Risk Committee can evaluate the level of achievement of our climate change-related goals as they continue to evolve. See ESG Governance above for more information on the oversight structure.

14 IV. ADDITIONAL IMPORTANT GOVERNANCE POLICIES A. Code of Ethics The honesty, integrity and sound judgment of our associates and Board are essential to our reputation and success. Our Guiding Principle — Integrity — recognizes that the integrity of our relationships (including our relationship with our society and our environment) is essential to our continued success as a leading financial services provider. Two of our most important tools for maintaining integrity are our Code of Ethics and our Associate Handbook. In joining our company, whether as a director or an associate, each person receives training regarding our Code of Ethics. Under our Code of Ethics, all associates and directors are required to report any known or suspected violations or illegal or unethical behavior or activity, including conflicts of interest that involve Enterprise or our associates. Individuals who become aware of any suspicious activity or behavior, including concerns regarding questionable accounting or auditing matters, are required to report these circumstances and any potential violations of laws, rules and regulations of our Code of Ethics to the general counsel or they may file a report using our Ethics and Compliance Hotline. EVERY Associate and Board Member receives and attests to our Code of Ethics annually and has access to our Ethics and Compliance Hotline to report potential violations of policies, procedures or regulations in a confidential manner. Get Our Code of Ethics

15 IV. A D D ITIO N A L IM P O R TA N T G O V ER N A N C E P O LIC IES B. WHISTLEBLOWER PROTECTIONS We have an Ethics and Compliance Hotline, through a third-party provider, that can be used to report alleged violations of our Code of Ethics or other suspicious activity. Violations can be reported by phone or online, 24 hours a day, 7 days a week. Reports to the Hotline via phone or the website can be made on an anonymous and confidential basis. All allegations of unlawful or inappropriate behavior are promptly investigated. Our Audit Committee receives regular summaries of all matters submitted to the Ethics and Compliance Hotline. Management is not aware of any violations of whistleblower regulations in 2020. C. PROHIBITION AGAINST RETALIATION Under the Sarbanes-Oxley Act as well as our Code of Ethics, retribution in any form, direct or indirect, against anyone who in good faith reports transactions or activities under the Code of Ethics is not tolerated. D. ANTI-BRIBERY AND CORRUPTION Our Code of Ethics prohibits associates from engaging in bribery or corruption of any type and expressly prohibits associates from giving gifts to or accepting gifts from government officials. Cash and checks may not be accepted from our clients or suppliers, regardless of the amount. Gifts that may appear to compromise business judgment are also not permitted. E. HARASSMENT PROHIBITION AND PROHIBITION ON ILLEGAL DISCRIMINATION Enterprise prohibits and does not tolerate any workplace harassment or discrimination based on the factors protected under applicable federal, state or local law. Our policies and procedures confirm this stance and protect associates against any such actions in any forms. Associates are required to attest and agree to comply with our Harassment Prohibition policy and our Equal Employment Opportunity policy as conditions of employment. Additionally, all associates receive annual harassment prevention training which is designed to engage and educate associates on understanding, identifying and responding to workplace harassment. F. HUMAN RIGHTS Honoring and affirming protections for human rights is embodied in our Guiding Principles and our mission. We are staunchly opposed to child labor, forced labor and human trafficking of any kind, and are in the process of evaluating and adopting a formal policy that will reflect our commitment to do our part to end these abhorrent practices. Engaging with companies or taking part in transactions in which a client is directly involved in child labor, forced labor or human trafficking will not be knowingly tolerated. Further, as part of our Bank Secrecy Act program (described on page 18), we utilize technologies to aid us in identifying potential human trafficking and elder abuse activities in order to avoid supporting those engaged in these practices. G. PERFORMANCE MANAGEMENT AND COMPENSATION Our Compensation Committee, consisting exclusively of independent Directors, oversees our compensation philosophy including our centralized performance management and executive compensation programs. In 2020, our Compensation Committee’s charter was amended to require consideration of environmental, social and governance issues in establishing our compensation plans. Although we develop and utilize sales incentive programs or referral programs (“Sales Programs”) designed to reward individuals who help achieve specific business goals, under no circumstance will we open an account or provide a service without the consent of the client. Our Sales Program policy contains the procedures, internal controls and day- to-day audit process to be followed to help ensure the sales of all products and services are executed under the direction of the client. Amounts paid to retail sales staff and managers for Sales Programs range from $10 to $250 per account opened based on the type of account. Interest rates, upfront points and fees do not factor into our Sales Program payments. These programs are generally subject to caps that limit our exposure and reduce the incentive to take excessive risks. Each of these programs can be canceled by Enterprise at any time.

16 IV. A D D ITIO N A L IM P O R TA N T G O V ER N A N C E P O LIC IES PERFORMANCE MANAGEMENT AND COMPENSATION, Continued Risk management items are incorporated into performance measures and compensation determinations to ensure the proper balance of risk and reward. Regulatory expectations, mandatory training and responsibilities for sound risk management are linked to performance evaluations and compensation. Performance evaluations facilitate ongoing assessment of our associates’ skills and improvements as needed. Annual talent reviews are used to identify high- performing associates and future potential leaders, provide insight into critical development needs and retention risks, and identify business-critical talent needs including anticipated workforce planning challenges. Additionally, succession plans have been established to ensure continuation of critical roles and operations. Risk management practices regarding incentive compensation are further addressed by the Compensation Committee through its engagement of outside counsel in conducting an annual risk assessment of all equity plans and Sales Programs. This review is performed to ensure that associates are not being incentivized to take excessive risks. In addition, periodic risk-based audits of certain compensation programs are conducted by our Internal Audit department. Our compensation policies will be described in more detail in our 2021 Proxy Statement. In 2020, Enterprise had no material losses resulting from legal proceedings associated with selling and servicing of products. For disclosures of material legal proceedings, refer to “Item. 3: Legal Proceedings” on page 26 and Note 14 on page 103 of our 2020 Annual Report on Form 10-K. H. ERM FRAMEWORK: THREE LINES OF DEFENSE Risk management is a key part of our corporate culture. Our ERM framework is designed to help ensure rewards realized are commensurate with risks taken, to safeguard our financial strength in order to satisfy our obligations to clients and to create sustained value for our shareholders, and protect our reputation. Our ERM framework is structured to proactively identify, assess, control, monitor, test and report risks applicable to each business line. The framework uses a “Three Lines of Defense” approach. While each line of defense has specific roles and responsibilities, each also works together as a key element of our overall ERM framework and not as three individual elements. This integrated risk management approach is built on strong relationships and willing partnerships, promoting greater coordination and communication among the three lines, and strengthening independent oversight by both Risk Management and Internal Audit. • The “First Line of Defense” includes business line management who own and have primary responsibility for managing their risks. Each business line is accountable for all risks associated with its activities and for current and emerging risk identification, measurement, assessment, control, mitigation, monitoring and reporting. • The “Second Line of Defense” includes Risk Management, Compliance, Legal and the independent loan review process. These independent and risk assurance functions are integral to our control framework. The functions are responsible for (1) maintaining an enterprise- wide view of current and emerging risk exposures; (2) developing, reviewing and implementing our risk management framework; (3) reporting on risk appetite and limit breaches; and (4) ensuring coordination and consistency in the application of an effective risk management approach. Summaries of the activities of these functions are provided to the Risk Committee. • The “Third Line of Defense” includes Internal Audit. The Internal Audit department operates in accordance with the Institute of Internal Auditors International Standards for the Professional Practice of Internal Auditing and our Code of Ethics. As part of their annual audit plan, Internal Audit conducts independent reviews of the first two lines of defense.

I. BANK REGULATORY COMPLIANCE PROGRAM Enterprise’s bank regulatory compliance program is designed to ensure compliance with all applicable banking laws and regulations. Our program includes the use of a risk-based monitoring schedule guided by our annual compliance risk assessment, which incorporates internal and third-party reviews. The program also includes a complaint review and management process, an associate compliance training program and reviews of our products, programs and services. Areas covered by the compliance program include, but are not limited to, Unfair Deceptive Acts or Abusive Practices risk, Home Mortgage Disclosure Act (“HMDA”) and Community Reinvestment Act (“CRA”) data submissions, as well as Fair Lending reviews. A compliance risk assessment is completed on an annual basis pursuant to our ERM framework. See ERM framework on page 16 for more information. FAIR LENDING — Our commitment to fair lending is a cornerstone of our culture and is clearly articulated in our Fair Lending Policy. We are committed to fairly and consistently meeting the credit needs of our clients including fair and nondiscriminatory access to credit products, terms and conditions, and services throughout the entire credit life cycle. Bank directors and all associates involved in retail, business and commercial banking, processing, underwriting, loan origination, servicing and collection activities participate in mandatory Fair Lending training on an annual basis. DISCRIMINATORY LENDING — In order to meet the needs of our broad client base, we offer a variety of residential mortgage products, including government loans, in several of our markets. The majority of originated residential mortgages are investment-quality real estate loans which are sold to investors “servicing released” in the secondary market. Whether intended for sale in the secondary market or held in our portfolio, all residential mortgage loans must be evidenced by a sound source of repayment and documented equity in the property being financed. Residential mortgage loans to be sold in the secondary market are underwritten and documented using a base of Freddie Mac, Fannie Mae, FHA, VA or USDA procedures, followed by any specific secondary-market investor requirements. 17 IV. A D D ITIO N A L IM P O R TA N T G O V ER N A N C E P O LIC IES

BANK REGULATORY COMPLIANCE PROGRAM, Continued Mortgages that do not meet secondary market criteria or by investment choice may be held in our portfolio. In these situations, Enterprise is considered an “investor” and the mortgage is underwritten by associates in our consumer channel using our consumer underwriting criteria. We maintain formal Mortgage Banking Guidelines and operate in compliance with all applicable federal, state, and local laws and regulations governing consumer lending and real estate, including the Equal Credit Opportunity Act and the Fair Housing Act. All credit policies related to consumer mortgages are periodically reviewed and modified as necessary to stay abreast of general economic conditions, money market conditions, our financial position, changes in loan demand and changes in the competitive landscape. Routine reviews of mortgage lending are performed to assess compliance with applicable laws and regulations. Our procedures ensure mortgage loan officers, underwriters and management are adequately trained on consumer lending and real estate laws and regulations, and mortgage personnel comply with the Canon of Ethics and Standards of Practices of the Mortgage Bankers Association of America. Periodic risk- based audits of our mortgage operations are conducted by our Internal Audit department or a third-party firm. All denied residential mortgage loan applications are subject to a second level review. This process assures that all requests for credit are fairly evaluated as outlined in the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act and internal policies. In addition to the initial underwriting process for the original mortgage application, the second review process allows an underwriter the opportunity to determine if the borrower could be approved under an alternative mortgage program offered by us. • For mortgages originated for sale in the secondary market, we add a standard margin to the agency- or investor-based pricing. This standard margin is managed through the use of a pricing engine software program that allows us to aggregate and manage loan pricing. • Pricing for residential mortgages held in our portfolio is risk-based, utilizing a base rate with a standard spread and various pricing adjustments for size of mortgage, term and other factors not otherwise prohibited by applicable law. Loan originators are paid a mix of salary, bonuses and commissions that properly align associate and shareholder interests and align with our business strategy. The payments are based on a combination of loan production, loan quality and compliance. In 2020, Enterprise had no material losses resulting from legal proceedings associated with selling and servicing of products. For disclosures of material legal proceedings, refer to “Item. 3: Legal Proceedings” on page 26 and Note 14 on page 103 of our 2020 Annual Report on Form 10-K. BANK SECRECY AND ANTI-MONEY LAUNDERING — Under the direction of our Bank Secrecy Act (“BSA”) Officer, all associates whose duties may require knowledge of BSA and our corresponding policies and procedures, including tellers, new accounts personnel, lending personnel, bookkeeping personnel and wire room personnel, receive annual BSA training. The degree of training provided to each associate varies depending on the associate’s position and responsibilities. Training includes money laundering detection procedures and our Customer Identification Program procedures. In addition, an overview of BSA requirements is given to all new associates as part of our new-hire training. Our BSA program also leverages technology to aid in the identification of suspicious and/or illegal activities, including, among others, money laundering, human trafficking and elder abuse. Annually, an independent audit of our compliance with the BSA and Anti-Money Laundering program is conducted under the direction of Internal Audit. IV. A D D ITIO N A L IM P O R TA N T G O V ER N A N C E P O LIC IES 18

19 IV. A D D ITIO N A L IM P O R TA N T G O V ER N A N C E P O LIC IES J. CUSTOMER PRIVACY AND DATA SECURITY We are committed to respecting the individual privacy of our clients. While we do share information between our affiliated companies for our everyday business purposes, clients are offered an opportunity to limit other types of affiliate sharing and/or use. Clients can opt out of telemarketing, email and direct mail marketing. Our customer privacy policies and procedures are designed to comply with the consumer privacy protection rules mandated by Section 504 of the Gramm-Leach-Bliley Act (“GLBA”), the Fair Credit Reporting Act (“FCRA”), Regulation P - Privacy of Consumer Financial Information and applicable state privacy laws that impose certain notice requirements and restrictions on our ability to disclose nonpublic personal information about consumers to affiliates and nonaffiliated third parties. Refer to Technology and Cybersecurity Risks on page 23 of our 2020 Annual Report on Form 10-K for more information on our approach to privacy and our approach to data security risks. In 2020, Enterprise had no material losses as a result of legal proceedings associated with incidents relating to customer privacy. DATA SECURITY GOVERNANCE — Our Information Security (“IS”) Program consists of policies, procedures and guidelines to ensure the security, availability and confidentiality of client information. The IS Program is conducted under the direction of the Chief Information Officer (“CIO”). The Operations Technology Committee of the Bank Board oversees the IS Program and receives quarterly reports from the CIO and Information Security associates. A summary of the quarterly reports is also shared with our Risk Committee which is composed exclusively of independent directors. Our Boards, or one of their committees, receive IS reports which summarize new and emerging cybersecurity trends, trends in type, frequency and origination of attacks, and the effectiveness of our IS Program in mitigating cybersecurity threats. Three of the seven members of the Operations Technology Committee have information security experience. We hire IS associates and consultants, as applicable, with the appropriate skills, certifications and knowledge to implement and oversee the procedures and processes of our IS Program and to adequately manage and enforce our IS policies, procedures and guidelines. While all vendors are subject to our Vendor Management due diligence process, those with access to our data and data centers are subject to more rigorous initial and ongoing due diligence. This includes reviews of Service Organization Control 2 (“SOC2”) reports, information security policies, vulnerability and penetration tests, human resource policies such as background checks and training, and business continuity plans. As part of the ongoing maintenance and development of our IS Program, we assess the various risks associated with the unauthorized access or loss of client information and the quality of security controls as prescribed by the Federal Financial Institutions Examinations Council (“FFIEC”) and the National Institute of Standards and Technology (“NIST”) Cybersecurity Framework. Our IT risk assessments are prepared in conjunction with our ERM framework, and the results are used to develop strategies to minimize risk to information assets. Get Our Customer Privacy Policy Get Our Online Privacy Policy

CUSTOMER PRIVACY AND DATA SECURITY, Continued Our systems are monitored 24/7 for cybersecurity threats, and we utilize a variety of tools to reduce the risk of data breaches. We maintain an Incident Response Plan which outlines the steps to be taken in the event of an information security incident, which could include a potential or actual data breach. The plan identifies a designated team, including associates and third-party experts, responsible for the response and summarizes the steps for determining whether a breach has occurred and the nature and scope of the breach (if applicable). The plan also summarizes protocol for notifying impacted persons, which may include clients as well as regulatory authorities, as applicable. DATA SECURITY AUDITS AND REVIEW — At least annually, we conduct a third-party information security penetration audit focusing on internal and external network security protocols, as well as internally managed ad hoc testing as needed. Simulations and tabletop testing of our business continuity and Incident Response Plans are performed on a routine basis in order to test and assist with our associates’ familiarity and preparedness for a security event. The processes and controls related to data security are periodically tested by the IS department and Internal Audit. Audits may also be performed at the request of the CIO, the Director of Internal Audit, Management or our Board. Audit results are presented to the Board, or a Committee thereof. DATA SECURITY COMMUNICATION AND EDUCATION — The lines of communication with respect to Data Security issues and education function in the following manner: • Significant Issues Significant issues relating to information security are directed to Management for further discussion and determination of next steps. • Board At least annually, the IS Program, including its effectiveness, is reviewed by our Boards, or a committee thereof. • Associates Annually, all associates participate in training on data privacy provisions and policies, including information security and its importance with respect to client and associate privacy. Enterprise is not aware of any material data breaches of our systems in 2018, 2019 or 2020. As a result, there have been no material expenses incurred. IV. A D D ITIO N A L IM P O R TA N T G O V ER N A N C E P O LIC IES 20

K. VENDOR MANAGEMENT Third-party vendor relationships are essential to meeting our strategic goals, objectives and business needs. These relationships allow us to gain expertise and benefit from economies of scale, and are essential elements of conducting business. Our Vendor Management policy establishes guidelines to effectively assess, measure, monitor and control the risks associated with vendor relationships consistent with our ERM framework. The majority of our vendors are based in the United States; therefore, they are subject to U.S. Department of Labor mandates and regulations. As a result, we are comfortable that there are effective impediments to their involvement in child labor, forced labor or human trafficking. Nevertheless, our Risk Committee and ESG Management Committee will continue to evaluate how we can apply resources and leverage in a manner that will enhance our ability to minimize the risk that any of our vendors directly or indirectly are involved in these abhorrent activities. 21 IV. A D D ITIO N A L IM P O R TA N T G O V ER N A N C E P O LIC IES

22 V. COMMUNITY INVOLVEMENT We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. In September 2020, we issued our first Community Impact Report, providing information and stories about our various community engagement initiatives, including affordable housing, volunteerism, philanthropy, diversity and inclusion, education, community development and “green” initiatives. Our Community Impact Report is available at , and a few examples of our endeavors are described within this section.enterprisebank.com/impact

23 V. C O M M U N IT Y IN V O LV EM EN T A. ENTERPRISE UNIVERSITY In 2004, we launched , which has provided training courses on a variety of business topics to more than 25,000 professionals, helping them improve their performance and deliver greater value to their organizations. Enterprise University has become an integral part of our communities and is offered to clients and non- clients at no cost. B. GOVERNMENT RELATIONS We do not directly engage lobbyists or make political contributions at this time, nor did we receive any financial assistance in the form of grants from the U.S. Government in 2020. C. FINANCIAL INCLUSION AND CAPACITY BUILDING We know the importance of investing in the communities which provide us with the clients and associates who are the foundation of our success. Accordingly, we have developed several programs and products to support low-income and unbanked or underbanked clients in our local communities,2 including: COMMUNITY CONNECTION ADVISORY BOARD — This committee of independent community leaders helps guide our CRA Program and philanthropic initiatives. OPPORTUNITY CHECKING — This checking option is a transitional account to help individuals rebuild their credit. WELCOME HOME DOWN PAYMENT ASSISTANCE — These grant programs are designed to improve homeownership opportunities in majority- minority neighborhoods. FORGIVABLE LOAN PROGRAM — This program is designed to assist qualified homeowners with funds to fix safety or code violations. NONRESIDENT LENDING PROGRAM — This program provides residential mortgages and other consumer loan products to non-U.S. residents or temporary residents who meet certain eligibility requirements. BILINGUAL BRANCH AND SUPPORT STAFF — We have bilingual retail staff and client service personnel to help serve our Spanish-speaking clients. FINANCIAL EDUCATION/OUTREACH — Our financial education resources include educational videos and other training available on our website. We also have dedicated community development officers who offer one-on-one and small group financial education on various topics, such as budgeting, improving credit scores and becoming a home buyer. D. COMMUNITY DEVELOPMENT LOANS We actively seek out opportunities to make a real impact in our communities. In 2020, we invested over $1.5 billion in programs designed to promote small business and community development. This includes supporting affordable housing and charitable donations. The Bank received an “Outstanding” rating for the FDIC CRA exam completed in 2020. 2 Some financial inclusion programs are region-specific based, in part, on community needs. Get Our FDIC CRA Public Evaluation Enterprise University

24 VI. HUMAN CAPITAL A. Guiding Principles Several of our Guiding Principles focus on our associates and the communities in which we work and live. We pride ourselves on creating an open, diverse and transparent culture that celebrates teamwork and recognizes associates at all levels. We expect and encourage participation and collaboration, and understand that we need each other to be successful. We value accountability because it is essential to our success, and we accept our responsibility to hold ourselves and others accountable for meeting shareholder commitments and achieving exceptional standards of performance. We also believe in work/life balance for our associates. Because quality of life is important to the health of our associates, we are committed to creating a culture that emphasizes and encourages wellness. Our comprehensive wellness program is designed to help associates avoid illness while improving and maintaining their general health. Each year, we provide a variety of information and promote health challenges to educate associates on proper diet, exercise, stress management and prevention strategies. Annual health screenings are provided to all associates at no charge. We’re proud to have been named one of the “Healthiest Companies in America” by our wellness partner for six years in a row.

VI. HUMAN CAPITAL

**QUARTERLY TOWN HALL MEETINGS KEEP EVERYONE INFORMED.
FEEL GOOD FRIDAY VIDEOS FROM OUR CEO RECOGNIZE THE GOOD DEEDS AND ACHIEVEMENTS OF OUR ASSOCIATES AND HELP BUILD CULTURE, CONNECTION AND PURPOSE.**

### B. SOLICITING FEEDBACK

For more than 20 years, we have conducted associate surveys to ensure that we understand what is important to our associates. They are asked to share their opinions on a variety of topics. Many changes have been made as a result of the survey results, including the adoption of a volunteer time off policy, a parental leave policy and improvements to internal communication processes.

PAST

**3 years**

**BEST BANKS TO WORK FOR**
American Banker magazine

### C. OUR STAFFING MODEL

The majority of our staff are regular full-time associates. Our goal is to provide our staff with careers instead of jobs. We also employ regular part-time associates and some seasonal/temporary associates. This graph shows the categorical breakdown of our associate population. For this purpose, associates are defined as all persons who receive wages or salaries via our payroll process.[3]

**# OF ASSOCIATES**
As of December 31, 2020



95% Regular full-time
4% Regular part-time
1% Seasonal/Temporary

3 Associates Employment Status Classifications

- **Regular Full-Time Associates** – Associates who work at least a 32-hour workweek for an indefinite period of time. All regular full-time associates are eligible for all employment benefits generally provided by Enterprise to our associates in general.
- **Regular Part-Time Associates** – Associates working less than a 32-hour workweek for an indefinite period of time. Depending on the average hours worked per week, regular part-time associates may be eligible for limited employment benefits as specified in the terms of the particular employment benefit plan or policy.
- **Seasonal/Temporary Associates** – An associate who is hired as an interim replacement, to temporarily supplement the workforce, or to assist on the completion of a specific project. Employment assignments in this category are of a limited duration. This definition excludes individuals supplied under contract by an outside agency.

25

V I. H U M A N C A P ITA L 26 D. DIVERSITY AND INCLUSION We believe that diversity of thought and experiences results in better outcomes and empowers our associates to make more meaningful contributions within our company and communities. We continue to learn and grow, and our current initiatives reflect our ongoing efforts around a more diverse, inclusive and equitable workplace. In 2012, we formed a Diversity/Inclusion (“DI”) Council, designed to help educate and engage associates on a wide variety of inclusion topics — from ageism to race. In 2020, the DI Council was renamed, refocused and refreshed, resulting in the Diversity, Equity & Inclusion (“DEI”) Leadership Council. As part of these focused efforts, we elevated the DEI Leadership Council to a formal internal leadership committee. In addition, we have several associate development programs that help to create a more inclusive environment by giving associates of all backgrounds additional opportunities to succeed and contribute. These programs include: CAREER ACCELERATION PROGRAM — This program allows participants to experience a wide range of assignments by rotating through the various product partners and operational areas of the company. Upon successful completion of the program, the associate is placed in a role that aligns with their strengths and talents and helps meet the needs of our organization. GATEWAY TO A BANKING CAREER — This program provides training for jobs as tellers and customer service representatives, job interview practice and job placement assistance. It is a joint effort with two other St. Louis-based financial institutions. Upon successful completion of the program, participants receive a small stipend and are guaranteed an interview with one of the program sponsors. EMPOWER & ENLIGHTEN — This program pairs our senior leaders with mid-level women and minority associates in order to foster an environment of mutual understanding, to remove generational boundaries and implicit biases, and to build the bridges that connect people to opportunity. BUSINESS RESOURCE GROUPS — These groups bring together associates with a shared identity, interest or goal to create community and opportunities for improvement and engagement. We track the representation of women and underrepresented racial/ethnic minorities because we know that diversity helps us build better teams and improve our client experience, leading to greater success for Enterprise and our shareholders. Our gender and race data is monitored by the Compensation Committee and is also shared with the Board. We are proud of our progress in this area, but continue to strive to further diversify our workforce and strengthen our culture of inclusion.

27 V I. H U M A N C A P ITA L E. SUPPORT FOR PEACEFUL ACTIVISM The events of the summer of 2020 have earned a special focus at Enterprise. We seek to amplify the voices of those who have peacefully demanded the rights and privileges of citizenship in the United States for the betterment of our society. To this end, during 2020, we engaged a third party to provide a series of LISTEN.TALK.LEARN sessions. The sessions are designed to foster vulnerable, growth-minded dialogue about justice by centering shared experiences and perspectives. Two internal groups — our DEI Leadership Council and our African American Business Resource Group — are tasked with making recommendations on specific steps we can take to ensure we are driving positive change in our communities. F. HEALTH AND SAFETY Our formal Health and Safety (“HS”) Program consists of policies, procedures and guidelines, and mandates all tasks be conducted in a safe and efficient manner and complying with all local, state and federal safety and health regulations, and special safety concerns. The HS Program encompasses all facilities and operations and addresses on-site emergencies, injuries and illnesses, evacuation procedures, cellphone usage and general safety rules. In 2020, Enterprise had no injuries or occupational diseases and no work-related fatalities. G. BENEFITS We are committed to offering a competitive total compensation package. We regularly compare compensation and benefits with peer companies and market data, making adjustments as needed to ensure compensation stays competitive. We also offer a wide array of benefits for our associates and their families, including: • Comprehensive medical, dental and vision benefits, as well as life insurance and short-term disability insurance for all full-time associates and, as part of our wellness package, all associates are entitled to free mental health support • Paid parental leave for both primary and secondary caregivers • 401(k) plan including a competitive company match • Flexible work schedules • Employee Stock Purchase Plan • Volunteer time off • Corporate charitable-matching opportunities • Paid time off, holidays and bank holidays • Internal training and online development courses 175+ ONLINE COURSESon sales, leadership, regulations and systems • Tuition reimbursement for eligible associates

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